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                                                                    Exhibit 10.9


              HOME INTERIORS & GIFTS, INC. 1998 STOCK OPTION PLAN
           FOR UNIT DIRECTORS, BRANCH DIRECTORS AND CERTAIN OTHER
                           INDEPENDENT CONTRACTORS

1.       Purpose.

         Home Interiors & Gifts, Inc., a Texas corporation (herein, together with its successors, referred to as the "Company"), by means of this 1998 Stock Option Plan (the "Plan"), desires to afford certain unit directors, branch directors and certain other independent contractors of the Company (the "Participants") an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company.

         The award of Units (as hereinafter defined) described in Section 4, the grant of Options (as hereinafter defined) described in Section 5, and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of Options are a matter of separate inducement and are not in lieu of any other compensation for services. Stock options granted initially under the Plan shall be granted to the Home Interiors & Gifts, Inc. 1998 Stock Option Trust (the "Trust") for the benefit of the Participants.

2.       Administration.

         The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer the Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. The Chairman of the Board of Directors of the Company shall be a member of the Committee at all times. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
Section 7, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without


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cause.  Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two.

3.       Shares Available.

         Subject to the adjustments provided in Section 8, the maximum aggregate number of shares of common stock, par value $0.10 per share ("Common Stock"), of the Company in respect of which Options may be granted for all purposes under the Plan shall be 338,481 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter no longer be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with
(i) authorized and unissued shares of the Common Stock and (ii) issued shares of Common Stock held in the Company's treasury. Notwithstanding anything to the contrary contained herein, no Options shall be granted under the Plan, and no Units shall be awarded to Participants, after the consummation of an Initial Public Offering (as hereinafter defined).

4.       Award of Units.

         The Committee may, from time to time, award one or more units of participation to a Participant, each of which entitles the Participant to receive a Participant Option (as hereinafter defined) (each individual unit of participation, a "Unit"). Upon the adoption of this Plan, the Committee shall award Units to the Participants listed, and in the amounts set forth beside such Participants' names, on Exhibit II to the Trust. The corresponding Trust Options (as hereinafter defined) granted to the Trust in connection with the awards of Units in accordance with such Exhibit II shall have an exercise price equal to $18.05451 per share, subject to adjustment as provided herein. All corresponding Trust Options granted to the Trust in connection with subsequent awards of Units to Participants shall have an exercise price equal to the greater of (i) the Fair Market Value per share of Common Stock on the date of the award, or (ii) $18.05451 per share.





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5.       Grant of Options.

         For each Unit awarded under this Plan, a corresponding Option shall be granted to the Trust to purchase one share of Common Stock for each outstanding Unit at the exercise price specified in Section 4 (a "Trust Option", or collectively, the "Trust Options"). Trust Options shall not be exercisable by the Trust but shall be divisible and transferable to Participants by the trustee of the Trust (the "Trustee") as described herein. Any Trust Option which is allocable to a Unit that has been forfeited shall be terminated and cancelled as of the date of such forfeiture. Upon the termination and liquidation of the Trust, each Trust Option shall be transferred to a Participant such that each Participant receives an option to purchase one share of Common Stock for each outstanding Unit, subject to adjustment as provided in
Section 8 and subject to the other terms and conditions of this Plan (which, when received by the Participant, shall be a "Participant Option"). Collectively, the Participant Options and Trust Options are referred to as the "Options".

         Except with respect to the award of Units specified in Exhibit II to the Trust, the adoption of this Plan shall not be deemed to give any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), a right to receive an award, grant, distribution or transfer of any Units or Options.

6.       Exercise, Forfeitures and Cash-Out Events.

                 (i) Vesting. Subject to the provisions hereof (including, without limitation, the other provisions of this Section 6), unless otherwise determined by the Committee at the time of award, Units, and the corresponding Options issued in respect thereof, shall vest in five equal installments in accordance with the vesting schedule set forth below:

                          (A) one-fifth shall become vested on the first anniversary of the date of award and shall, subject to the terms and conditions contained herein, remain vested until the termination of the Unit and any corresponding Option;

                           (B) an additional one-fifth shall become vested on the second anniversary of the date of award and shall, subject to the terms and conditions contained





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                 herein, remain vested until the termination of the Unit and any corresponding Option;

                           (C) an additional one-fifth shall become vested on the third anniversary of the date of award and shall, subject to the terms and conditions contained herein, remain vested until the termination of the Unit and any corresponding Option;

                           (D) an additional one-fifth shall become vested on the fourth anniversary of the date of award and shall, subject to the terms and conditions contained herein, remain vested until the termination of the Unit and any corresponding Option; and

                           (E) the remaining one-fifth shall become vested on the fifth anniversary of the date of award and shall, subject to the terms and conditions contained herein, remain vested until the termination of the Unit and any corresponding Option.

                 (ii) Additional Vesting Provisions. Notwithstanding the provisions of this Section 6, all outstanding Units, and corresponding Options issued in respect thereof, shall also become fully vested upon an Initial Public Offering prior to the expiration of ten years following the date of the award of the Unit. In its sole discretion, the Committee may also fully vest all or a portion of any outstanding awards of Units, and their corresponding Options, in the event of a Change in Control or upon such other events determined by the Committee.

                 (iii) Forfeitures of Units Prior to Distribution of Participant Options. Prior to the distribution of Participant Options from the Trust, each Participant's rights under a Unit, whether vested or unvested, and any corresponding Options issued in respect thereof, shall be terminated, forfeited and cancelled upon the earlier of:

                           (A) ten years following the date of the award of the Unit; or

                           (B) a Business Termination (as hereinafter defined) by the Company for Good Cause.

In addition, upon a Business Termination for any reason (whether as a result of death, Disability, retirement or otherwise) prior to the distribution of Participant Options, all of the affected Participant's rights under any unvested Unit, and any Trust





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Option in respect thereof, shall be terminated, forfeited and cancelled.

                 (iv)      Exercisability of Participant Options.
Participant Options shall become exercisable after they have been distributed from the Trust and upon the first to occur of (i) the 90th day following an Initial Public Offering, or (ii) the eighth anniversary of the date of award of the Units with respect to which such Participant Options were granted, and shall, subject to the terms and conditions contained herein, remain exercisable until the tenth anniversary of the date of award of the Units with respect to which the Participant Options were granted. In its sole discretion, the Committee may accelerate the exercisability of Participant Options in the event of a Change in Control or upon such other events determined by the Committee. The price per share of Common Stock with respect to each Participant Option exercised shall be payable in cash or by other means acceptable to the Committee. Any Participant Options not exercised prior to the tenth anniversary of the date of the award of the Unit for which the Participant Option was issued shall be terminated, forfeited and cancelled.

                 (v) Forfeitures and Exercise of Participant Options After Distribution of Participant Options. The following provisions shall apply to the Participant Options:

                           (A) Death. Upon a Business Termination due to the death of such Participant, the estate of such Participant, or a Person who acquired the right to exercise such Participant Option by bequest or inheritance or by reason of the death of the Participant, shall have the right to exercise such Participant Option in accordance with its terms at any time and from time to time within 180 days after the date of death (but in no event after the expiration date of such Option) or, if such death occurs prior to the time such Participant Option becomes exercisable in accordance with
                 Section 6(iv) hereof, within 180 days after the date such Participant Option becomes exercisable (but in no event after the expiration date of such Option);

                           (B) Disability. Upon a Business Termination due to the Disability of a Participant, such Participant or his or her legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of such Business Termination (but in no event





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                 after the expiration date of the Option) or, if such
                 Disability occurs prior to the time such Participant Option becomes exercisable in accordance with Section 6(iv) hereof, within 180 days after the date such Participant Option becomes exercisable (but in no event after the expiration date of such Option);

                           (C) Termination for Good Cause. A Participant shall immediately forfeit all rights under his Participant Option, except as to the shares of Common Stock already purchased thereunder, upon a Business Termination by the Company for Good Cause; provided, however, that in the event of such a Business Termination occurring prior to the date such Participant Options otherwise become exercisable in accordance with Section 6(iv) hereof, such forfeiture shall occur on the fifth business day following the date such Participant Options become exercisable; and

                           (D) Other Business Termination. Upon a Business Termination for any reason other than those specified in subsection (A), (B) or (C) above, such Participant shall have the right to exercise his or her Participant Option in accordance with its terms, within 30 days after the date of such Business Termination (but in no event after the expiration date of the Option) or, if such Business Termination occurs prior to the time such Participant Option becomes exercisable in accordance with Section 6(iv) hereof, within 30 days after the date such Participant Option becomes exercisable (but in no event after the expiration date of such Option).

                 (vi) Cash-Out Events. Within a six month period beginning upon the occurrence of a Cash Out Event, the Company may elect, in its sole discretion, to cancel each outstanding Trust Option in exchange for an amount of cash equal to the amount by which (i) the amount per share to be paid to the holders of outstanding Common Stock in a transaction giving rise to a Change in Control, or the Fair Market Value of the Common Stock as of the Cash Out Event for Cash Out Events not relating to a Change in Control, exceeds (ii) the exercise price applicable to the Trust Option (the "Cash Out Amount"). In such event, the Trustee shall pay the Cash Out Amount for each Option to the Participant with the corresponding Unit, whereupon the Option shall be cancelled.

         In addition, in connection with a Cash Out Event described in clause
(iv) of the definition thereof, the Company may also





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elect, in its sole discretion and within one year of the occurrence of such
Cash Out Event, to cancel any outstanding Trust Option(s) (and corresponding Units issued in respect thereof) that are allocable to the terminating Participant, for the applicable Cash Out Amount (determined as of the date of the Cash Out Event). The Trustee shall pay such Cash Out Amount to the terminating Participant, whereupon the Option shall be cancelled.

         If the Cash Out Amount for an Option upon the occurrence of a Cash Out Event is equal to or less than zero, the Option (and any corresponding Unit issued in respect thereof) shall be cancelled.

7.       Authority of Committee.

         Subject to and not inconsistent with the express provisions of this Plan, the Committee shall have plenary authority to:

                 (i) after the initial award of Units specified in Exhibit II to the Trust, determine the Participants to whom Units shall be awarded, the time when such Units shall be awarded, the number and exercise price of Units (and corresponding Options issued in respect thereof), the restrictions to be applicable to all Units (and corresponding Options issued in respect thereof) and all other terms and provisions thereof (which need not be identical);

                 (ii) prescribe, amend, modify and rescind rules and regulations relating to the Plan;

                 (iii) provide the establishment of procedures for a Participant (A) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of a Participant Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Participant Option for the number of shares then being acquired (including the shares to be so withheld), and (B) to exercise a portion of a Participant Option by delivering that number of shares of Common Stock already owned by such Participant having an aggregate Fair Market Value at date of exercise which shall equal the partial Participant Option exercise price and to deliver the shares thus acquired by such Participant in payment of shares to be received pursuant to the





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                 exercise of additional portions of such Participant Option, the effect of which shall be that such Participant can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Participant Option, together with such cash as shall be paid in respect of fractional shares;]

                 (iv) require (in accordance with Section 11 or otherwise) that a number of shares of Common Stock or other securities be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of a Participant Option, or require the withholding of a portion of any cash compensation paid to a Participant or to the Trust (including, without limitation, a Cash Out Amount), to meet any obligation of withholding for income, social security and other taxes incurred by a Participant upon such exercise or payment of a Cash Out Amount, or required to be withheld by the Company in connection with such exercise or payment; and

                 (v) make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan, Unit or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Unit or Option and determinations under the Plan or any Unit or Option shall be final, conclusive and binding on all parties.

         During any period of time when Participant Options are outstanding, the Committee shall establish an arrangement through a registered broker-dealer whereby temporary financing may be made available to a Participant by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the Participant in the exercise of a Participant Option, which arrangement may include the payment by the Company of the commissions of the broker-dealer.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to





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render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

8.       Adjustment of Shares and Price.

         Unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in the capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to a Unit and/or an Option and the per share price or value thereof shall be appropriately and equitably adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.

         In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any Participant will hold Units and/or Options issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Units and/or Options to be assumed (or cancelled and replacement rights or options issued) by the surviving entity or an affiliate thereof.

9.       Assignment or Transfer.

         Except as otherwise expressly contemplated in a Trust Option or a broker-dealer financing arrangement under Section 7, no Unit awarded or corresponding Option granted under the Plan in respect thereto, or any rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, and during the lifetime of a Participant, Participant Options shall be exercisable only by the Participant or, in the event that a legal representative has been





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appointed in connection with the Disability of a Participant, such legal representative.

10.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law, to permit exercise of any Participant Option, or be obligated to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each Participant shall, as a condition to his or her right to exercise any Participant Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

11.      Withholding Taxes.

         By acceptance of an Option, a Participant will be deemed to (i) agree to reimburse the Company for any federal, state or local taxes required by any government to be withheld or otherwise deducted by the Company in respect of the exercise of a Participant Option or the payment of any Cash Out Amount,
(ii)





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authorize the Company to withhold from any cash compensation paid to the Trust or a Participant (including, without limitation, a Cash Out Amount), an amount sufficient to discharge any federal, state and local taxes imposed on the Company, and which otherwise has not been reimbursed by the Participant, with respect to the transfer or exercise of an Option or the payment of any Cash Out Amount, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which a Participant is entitled upon exercise of a Participant Option as security for the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated.

12.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Unit, Option or Participant.

13.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the transfer or payment of any Option or Cash Out Amount.

14.      Other Incentive Plans

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for Participants.

15.      Effect on Business Relationship.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of the business relationship between the Company and any Participant except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company to continue its business relationship with a Participant, and (ii) any Participant to continue its business relationship with the Company.

16.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:





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         "Business Termination" shall mean the termination, by either the
         Company or a Participant, of the Participant's business relationship with the Company. The determination that a Business Termination has occurred shall be made by the Committee and any such decision in respect thereof by the Committee shall be final and binding on all of the parties in interest.

         "Cash Out Event" shall mean, with respect to any outstanding Option (and any outstanding Unit allocable thereto) the occurrence of any of the following events:

                 (i) the eighth anniversary of the date of grant of such Option;

                 (ii) an Initial Public Offering whereby the Company reasonably determines that the Trust Options cannot be transferred to Participants, or shares of Common Stock cannot be issued to Participants upon exercise of Participant Options, without registration of such transfer or issuance under the Securities Act (other than on Form S-8 or any successor form thereto);

                 (iii) a Change in Control in which the Committee has decided to fully vest any outstanding Units and their corresponding Options; or

                 (iv)     a Business Termination for any reason.

         "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than one or more members of the HMC Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of Directors of the Company.

         "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors on the date of adoption of this Plan, (ii) was





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         nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the HMC Group.

         "Disability" shall mean a Participant's inability to perform the services necessary to continue an ongoing business relationship with the Company by reason of a physical or mental condition. The determination that a Disability has occurred shall be made by the Committee and any such decision in respect thereof by the Committee shall be final and binding on all of the parties in interest.

         "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the daily market prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed for each day during the ten consecutive trading days prior to the date of determination, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the- counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms-length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Fair Market Value shall be determined in good faith by the Committee.

         "Good Cause" shall mean a Business Termination by the Company because of: (A) the Participant's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the Participant's personal dishonesty, incompetent performance of duties, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the Participant's commission of material mismanagement in providing services to the Company or any of its affiliates; (D) the Participant's willful failure to comply with the policies of the Company in providing services to the Company or any of its affiliates, or the Participant's intentional failure to perform the services for which the Participant has been engaged; (E) substance abuse or addiction on the part of the Participant; (F) the Participant's failure to





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         comply with the terms of any non-competition agreement or similar covenant for the benefit of the Company to which the Participant is a party; or (G) the Participant's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the Company with respect to the business of the Company. The determination that there exists Good Cause shall be made by the Committee and any such decision in respect thereof by the Committee shall be final and binding on all of the parties in interest.

         "HMC Group" shall mean Hicks, Muse, Tate & Furst Incorporated, its affiliates and their respective employees, officers, and Directors (and members of their respective families and trusts for the primary benefit of such family members).

         "Initial Public Offering" shall mean the first to occur of the following events:

         (i) the Company has consummated a firm commitment underwritten public offering of Common Stock pursuant to a registration statement under the Securities Act where both (A) the proceeds to the Company (prior to deducting any underwriters' discounts and commissions) equal or exceed $25,000,000, and (B) upon consummation of such offering, the Common Stock is listed on the New York Stock Exchange or authorized to be quoted and/or listed on the Nasdaq National Market; or

         (ii) a Change in Control transaction in which the successor to the Company or surviving corporation (if a corporation other than the Company) in the transaction has agreed to assume the obligations under the Options and such successor or surviving corporation has a class of equity securities registered under Section 12(b) of 12(g) of the Exchange Act.

17.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of Common Stock which may be issued and sold pursuant to Options granted under the Plan unless such amendment is made by or with the approval of the shareholders of the Company; provided, further, that no amendment, modification, suspension or termination of the Plan shall materially alter or impair any Units or Options previously awarded or granted under the Plan, without the consent of the holder thereof.





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18.      Effective Date.

         The Plan shall be effective as of June 4, 1998.





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